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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

We, the undersigned officers and directors of Viisage Technology, Inc., hereby jointly and severally constitute and appoint Thomas J. Colatosti and Sean F. Mack, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Viisage Technology, Inc. to comply with the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                   Title                                                Date

By: /s/ Denis K. Berube             Chairman of the Board of Directors                      July 13, 2001
    -------------------
Denis K. Berube


By: /s/ Thomas J. Colatosti         President and Chief Executive Officer                   July 13, 2001
    -----------------------
Thomas J. Colatosti                 (Principal Executive Officer)


By: /s/ Sean F. Mack                Vice President, Controller and Treasurer                July 13, 2001
    ----------------
Sean F. Mack                        (Principal Financial and Accounting Officer)


By: /s/ Harriet Mouchly-Weiss       Director                                                July 13, 2001
------------------------------
Harriet Mouchly-Weiss


By: /s/ Peter Nessen                 Director                                               July 13, 2001
--------------------
Peter Nessen


By: /s/ Thomas J. Reilly            Director                                                July 13, 2001
--------------------
Thomas J. Reilly


By:  /s/ Charles E. Levine          Director                                                July 13, 2001
---------------------
Charles E. Levine


By:  /s/ Paul T. Principato         Director                                                July 13, 2001
----------------------
Paul T. Principato
